EXHIBIT 32.1

Certification by the President and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kristina K. Williams, President and Chief Executive Officer of the Federal Home Loan Bank of Des Moines (“Registrant”) certify that, to the best of my knowledge:

1	The Registrant's Annual Report on Form 10-K for the period ended December 31, 2021 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 9, 2022	/s/ Kristina K. Williams
Kristina K. Williams
President and Chief Executive Officer